Aston Funds

                         EXHIBIT TO ITEM 77I

                   Terms of New or Amended Securities

Aston/River Road Dynamic Equity Income Fund - Class I

The Aston/River Road Dynamic Equity Income Fund has issued
Class I shares of beneficial interest. Each share of the Class I shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class I shares of the Aston/River Road
Dynamic Equity Income Fund is incorporated by reference to the Post-Effective Amendment No. 82 to the Registration
Statement as filed with the SEC via EDGAR on June 25, 2007
(Accession No. 0000950137-07-009110).

Aston/River Road Small-Mid Cap Fund - Class I

The Aston/River Road Small-Mid Cap Fund has issued Class I shares of beneficial interest. Each share of the Class I shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class I shares of the Aston/River Road
Small-Mid Cap Fund is incorporated by reference to the Post-Effective Amendment No. 82 to the Registration
Statement as filed with the SEC via EDGAR on June 25, 2007
(Accession No. 0000950137-07-009110).

Aston/ABN AMRO Global Real Estate Fund - Class N

The Aston/ABN AMRO Global Real Estate Fund has issued Class
N shares of beneficial interest. Each share of the Class N shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class N shares of the Aston/ABN AMRO
Global Real Estate Fund is incorporated by reference to the Post-Effective Amendment No. 84 to the Registration
Statement as filed with the SEC via EDGAR on July 31, 2007
(Accession No. 0000950137-07-010899).

Aston/Resolution Global Equity Fund - Class N

The Aston/Resolution Global Equity Fund has issued Class N shares of beneficial interest. Each share of the Class N shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class N shares of the Aston/Resolution
Global Equity Fund is incorporated by reference to the Post-Effective Amendment No. 84 to the Registration
Statement as filed with the SEC via EDGAR on July 31, 2007
(Accession No. 0000950137-07-010899).

Aston/Neptune International Fund - Class I

The Aston/Neptune International Fund has issued Class I shares of beneficial interest. Each share of the Class I shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class I shares of the Aston/Neptune
International Fund is incorporated by reference to the Post-Effective Amendment No. 84 to the Registration
Statement as filed with the SEC via EDGAR on July 31, 2007
(Accession No. 0000950137-07-010899).

Aston/Barings International Fund - Class I

The Aston/Barings International Fund has issued Class I shares of beneficial interest. Each share of the Class I shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class I shares of the Aston/Barings
International Fund is incorporated by reference to the Post-Effective Amendment No. 89 to the Registration
Statement as filed with the SEC via EDGAR on October 31, 2007 (Accession No. 0000950137-07-016326).

Aston/ClariVest Mid Cap Growth Fund - Class N

The Aston/ClariVest Mid Cap Growth Fund has issued Class N shares of beneficial interest. Each share of the Class N shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class N shares of the Aston/ClariVest Mid
Cap Growth Fund is incorporated by reference to the Post-
Effective Amendment No. 89 to the Registration Statement as filed with the SEC via EDGAR on October 31, 2007 (Accession
No. 0000950137-07-016326).

Aston/SGA International Small-Mid Cap Fund - Class N

The Aston/SGA International Small-Mid Cap Fund has issued
Class N shares of beneficial interest. Each share of the Class N shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class N shares of the Aston/SGA
International Small-Mid Cap Fund is incorporated by reference to the Post-Effective Amendment No. 89 to the Registration Statement as filed with the SEC via EDGAR on October 31, 2007 (Accession No. 0000950137-07-016326).

Aston/Montag & Caldwell Mid Cap Growth Fund - Class N

The Aston/Montag & Caldwell Mid Cap Growth Fund has issued
Class N shares of beneficial interest. Each share of the Class N shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class N shares of the Aston/Montag &
Caldwell Mid Cap Growth Fund is incorporated by reference to the Post-Effective Amendment No. 89 to the Registration
Statement as filed with the SEC via EDGAR on October 31, 2007 (Accession No. 0000950137-07-016326).

Aston/Cardinal Mid Cap Value Fund - Class N

The Aston/Cardinal Mid Cap Value Fund has issued Class N shares of beneficial interest. Each share of the Class N shares of beneficial interest has the preferences, conversion and other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption that are set forth in the Trust Instrument for the Aston Funds.
A description of Class N shares of the Aston/Cardinal Mid
Cap Value Fund is incorporated by reference to the Post-
Effective Amendment No. 89 to the Registration Statement as filed with the SEC via EDGAR on October 31, 2007 (Accession